SMA Relationship Trust	Supplement

SMA Relationship Trust
Series G

July 16, 2014

Dear Investor,

The Board of Trustees of SMA Relationship Trust approved investment strategy modifications and portfolio management team and benchmark changes for Series G (the “Fund”) that will become effective on or about September 16, 2014.  UBS Global Asset Management (Americas) Inc. (the “Advisor”) believes these modifications will better align the Fund’s investment strategies with its view of market opportunities, better position it from a competitive standpoint, and result in better risk-adjusted returns for the Fund as a whole.

Highlights
•	The Fund will employ a global ex-US equity strategy, maintain an international portfolio and may use derivative instruments.
•	The Fund’s primary benchmark index and portfolio management team will be changed in conjunction with the Fund’s modified investment strategy.
What will change
•
The Fund will employ a global ex-US equity strategy and maintain an international portfolio by investing in issuers that are economically tied to a number of countries throughout the world, including both developed and emerging markets.  The Advisor will use fundamental analysis to identify securities that are underpriced relative to their fundamental value.

•
The Fund may use derivatives to manage its currency exposure, for risk management purposes or as part of the Fund's investment strategies.  The Fund may use derivative instruments for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

•
The Fund’s primary benchmark index will be changed from the MSCI EAFE Free Index (gross) to the MSCI World ex-USA Index (net) in order to more accurately reflect the Fund’s modified investment strategy.

•	Nicholas Irish and Charles Burbeck will replace Stephan Maikkula as portfolio managers for the Fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.